Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Swank, Inc. (the "Company") for the fiscal quarter ended June 30, 2002 (the "Report"), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	/s/ John A. Tulin

John A. Tulin, President
(Chief Executive Officer

Dated: August 14,2002	/s/ Jerold R. Kassner

Jerold R. Kassner, Senior Vice
President and Treasurer
(Chief Financial Officer)